M&I Auto Loan Trust 2001-1                                                Page 1
Monthly Servicing Report


Distribution Date              December 20, 2001
Collection Period Begin Date:   November 1, 2001
Collection Period End Date:    November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                Cutoff Balance      Coupon   Accrual Calendar  Legal Final Maturity      CUSIP
-----------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                         $82,000,000.00       3.510%     Actual/360         August 20, 2002      55255PAA8
ii     Class A-2 Notes                         $90,000,000.00       3.890%       30/360         November 20, 2004      55255PAB6
iii    Class A-3 Notes                        $112,000,000.00       4.490%       30/360            April 20, 2006      55255PAC4
iv     Class A-4 Notes                         $52,590,000.00       4.970%       30/360            March 20, 2007      55255PAD2
v      Class B Notes                           $10,410,000.00       5.880%       30/360             June 20, 2008      55255PAEO
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                       Balance as of              % of Original Balance         Unpaid Interest     Unpaid Interest
                                 11/20/2001      12/20/2001    11/20/2001       12/20/2001         11/20/2001         12/20/2001
-----------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes          $46,911,983     $30,442,025       57.21%          37.12%                  -                   -
ii     Class A-2 Notes          $90,000,000     $90,000,000      100.00%          100.00%                 -                   -
iii    Class A-3 Notes         $112,000,000    $112,000,000      100.00%          100.00%                 -                   -
iv     Class A-4 Notes          $52,590,000     $52,590,000      100.00%          100.00%                 -                   -
v      Class B Notes            $10,410,000     $10,410,000      100.00%          100.00%                 -                   -
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 2
Monthly Servicing Report


Distribution Date               December 20, 2001
Collection Period Begin Date:    November 1, 2001
Collection Period End Date:     November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

---------------------------------------------------------------------------------------------------
C. Reserve Account

---------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                              $1,735,000.00
ii     Beginning of Period Reserve Balance                  $3,132,261.18
iii    Specified Reserve Account Percent                            1.00% of Current Pool Balance
iv     Specified Reserve Account Floor                      $2,602,500.00
v      Specified Reserve Account Balance                    $2,981,560.14
vi     Reserve Account Release                                 150,701.04
vii    Reserve Account Draws                                        $0.00
viii   Reserve Account Deposits                                     $0.00
ix     End of Period Reserve Balance                        $2,981,560.14
x      Outstanding Simple Interest Advances                   $507,567.38
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
D. Servicing

-------------------------------------------------------------------------------
I      Servicing Fee Percentage                                          0.50%
ii     Beginning of Period Servicing Shortfall                            0.00
iii    End of Period Servicing Shortfall                                  0.00
-------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report


Distribution Date              December 20, 2001
Collection Period Begin Date:   November 1, 2001
Collection Period End Date:    November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                Initial Balance               Balance as of                 % of Original as of
                                               8/22/2001          10/31/2001         11/30/2001      10/31/2001      11/30/2001
--------------------------------------------------------------------------------------------------------------------------------
I      Principal Balance                    $347,000,000.07     $313,226,118.36   $298,156,014.34       90.27%        85.92%
ii     Number of Contracts                           25,198              23,724            23,033       94.15%        91.41%
iii    Weighted Average Coupon (WAC)                  9.01%               9.01%             9.01%
iv     Weighted Average Original Term                 59.70               59.47             59.47
v      Weighted Average Remaining Term                51.23               49.14             48.25
vi     Weighted Average Seasoning                      8.47               10.32             11.21
--------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report


Distribution Date              December 20, 2001
Collection Period Begin Date:   November 1, 2001
Collection Period End Date:    November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                     # of Contracts      % of # of Contracts     Principal Balance   % of Principal Balance
                                          10/31/2001 11/30/2001  10/31/2001 11/30/2001  10/31/2001 11/30/2001  10/31/2001 11/30/2001
------------------------------------------------------------------------------------------------------------------------------------
I      30-59 Days Delinquent                  60         55         0.25%      0.24%    806,022.33 773,942.84     0.26%      0.26%
ii     60-89 Days Delinquent                   9         13         0.04%      0.06%     95,555.44 157,761.72     0.03%      0.05%
iii    90-119 Days Delinquent                  6          6         0.03%      0.03%     74,866.12  66,022.70     0.02%      0.02%
iv     120+ Days Delinquent                    0          3         0.00%      0.01%          0.00  33,643.14     0.00%      0.01%
v      Repo in Inventory (Charged-Off)         0          0         0.00%      0.00%          0.00       0.00     0.00%      0.00%
vi     Repo in Inventory (Not Charged-Off)     2          3         0.01%      0.01%     27,232.00  42,571.00     0.01%      0.01%
vii    Gross Charge_offs in Period             0          5         0.00%      0.02%          0.00  23,245.40     0.00%      0.01%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
F.2 Ratios                                     Ratio
                                 9/30/2001   10/31/2001   11/30/2001    3 Month Average
------------------------------------------------------------------------------------------
I      Net Loss Ratio               0.00%       0.00%        0.09%           0.03%
ii     Delinquency Ratio            0.03%       0.03%        0.09%           0.05%
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                         Dollar Amount             % of Original Balance
                                            10/31/2001     11/30/2001     10/31/2001    11/30/2001
---------------------------------------------------------------------------------------------------
I      Gross Charge-Offs in Period             $0.00       $23,245.40        0.000%       0.007%
ii     Cumulative Gross Charge-Offs            $0.00       $23,245.40        0.000%       0.007%
iii    Net Losses in Period                    $0.00       $23,245.40        0.000%       0.007%
iv     Cumulative Net Losses                   $0.00       $23,245.40        0.000%       0.007%
---------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report


Distribution Date             December 20, 2001
Collection Period Begin Date:  November 1, 2001
Collection Period End Date:   November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

--------------------------------------------------------------------------------
H. Pool Collections

--------------------------------------------------------------------------------
I.     Borrower Interest Collections                               2,385,999.22
ii     Borrower Principal Collections                             15,032,183.62
iii    Net Liquidation Proceeds                                       14,675.00
iv     Recoveries                                                             -
v.     Simple Interest Advance                                       507,567.38
vi.    Repurchase Amounts (Interest)                                          -
vii.   Repurchase Amounts (Principal)                                         -
viii.  Total Interest Collections                                  2,893,566.60
ix.    Total Principal Collections                               $15,046,858.62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
I. Pool Balance Reconciliation

--------------------------------------------------------------------------------
I.     Beginning Pool Balance                                   $313,226,118.36
ii     Pool Balance Reductions from Principal Collections        $15,046,858.62
iii    Gross Charge-Offs in Period                                   $23,245.40
iv     Ending Pool Balance                                      $298,156,014.34
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
J. Total Available

--------------------------------------------------------------------------------
I.     Total Pool Collections                                    $17,940,425.22
ii     Reinvestment Income from Reserve Account                           $0.00
           Reserve Account Balance                $3,132,261.18
           Specified Reserve Account Amount       $2,981,560.14
                                                  -------------
iii    Reserve Account Release                                       150,701.04
iv     Reserve Account Draw                                                0.00
v      Collected Funds                                           $18,091,126.26
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report


Distribution Date              December 20, 2001
Collection Period Begin Date:   November 1, 2001
Collection Period End Date:    November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                                  Calculation Steps    Amount Due   Amount Available for   Amount Paid
                                                                                                    Distribution
-----------------------------------------------------------------------------------------------------------------------------------
I      Reimbursement of Outstanding Simple Interest Advances              $0.00    $373,804.04      18,091,126.26        373,804.04

           Servicing Fee                                             130,510.88
           Previous Servicing Fee Shortfall                                0.00
                                                            ====================
ii     Total Servicing Fee                                          $130,510.88    $130,510.88      17,717,322.22        130,510.88
iii    Class A Notes Interest Distribution                                        1,065,844.47      17,586,811.34      1,065,844.47
           Class A Notes Balance                                $301,501,983.18
           Pool Balance                                         $298,156,014.34
                                                            ====================
iv     Priority Principal Distribution                            $3,345,968.84   3,345,968.84      16,520,966.87      3,345,968.84
v      Class B Notes Interest Distribution                                $0.00      51,009.00      13,174,998.03         51,009.00
vi     Reserve Fund Deposit                                               $0.00          $0.00      13,123,989.03                 -
             a) Previous Class A-1 Notes                         $46,911,983.18          $0.00                  -                 -
             b) Previous Note Balance - Pool Balance             $13,755,968.84          $0.00                  -                 -
       X.)  MAX of a) and b)                                     $46,911,983.18          $0.00                  -                 -
       Y.)  Priority Principal Distribution Amount                $3,345,968.84          $0.00                  -                 -
                                                            ====================
vii    Regular Principal Distribution                            $43,566,014.34  43,566,014.34      13,123,989.03     13,123,989.03
viii   Release to Seller                                                                     -                  -                 -
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report


Distribution Date              December 20, 2001
Collection Period Begin Date:   November 1, 2001
Collection Period End Date:    November 30, 2001

                                                Closing Date:    August 30, 2001
                                  Previous Distribution Date:  November 20, 2001
                         Previous Collection Period End Date:   October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions   Coupon   Number of    Current      Previous  Accrued Interest  Total Bond   Total Bond    Interest
                                           Days in    Interest      Interest    on Interest      Interest     Interest    Shortfall
                                         Pay Period                Shortfall     Shortfall         Due          Paid
------------------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes                          $1,065,844.47     0.00          0.00       1,065,844.47  1,065,844.47     0.00
       Class A-1 Notes            3.510%      30      $137,217.55     0.00          0.00         137,217.55    137,217.55     0.00
       Class A-2 Notes            3.890%      30      $291,750.00     0.00          0.00         291,750.00    291,750.00     0.00
       Class A-3 Notes            4.490%      30      $419,066.67     0.00          0.00         419,066.67    419,066.67     0.00
       Class A-4 Notes            4.970%      30      $217,810.25     0.00          0.00         217,810.25    217,810.25     0.00
       Class B Notes              5.880%      30       $51,009.00     0.00          0.00          51,009.00     51,009.00     0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
M. Bond Principal Distributions

--------------------------------------------------------------------------------
       Priority Principal Distribution                             3,345,968.84
       Regular Principal Distribution                             13,123,989.03
                                                               =================
       Total Principal Distribution                               16,469,957.87
                                                                              0

       Class A-1 Notes Principal Distribution                     16,469,957.87
       Class A-2 Notes Principal Distribution                              0.00
       Class A-3 Notes Principal Distribution                              0.00
       Class A-4 Notes Principal Distribution                              0.00
       Class B Notes Principal Distribution                                0.00
--------------------------------------------------------------------------------